Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

(Fixed Income Artwork)

FIXED INCOME

Semiannual Report
2002

DELAWARE
Limited-Term Government Fund

[Graphic Appears Here] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors


Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
     of Contents

Letter to Shareholders                                1

Portfolio Management Review                           2

Performance Summary                                   4

At Delaware                                           5

Financial Statements:

   Statement of Net Assets                            6

   Statement of Operations                            9

   Statements of Changes in Net Assets               10

   Financial Highlights                              11

   Notes to Financial Statements                     15

Letter
       to Shareholders

Recap of Events

U.S. equity markets struggled mightily in the six months ended June 30, 2002, leading to robust demand in the fixed-income markets. With major U.S. stock indexes entrenched deep in negative territory year-to-date, investors put $73.9 billion into bond funds during the year's first half (Source: AMG Data Services). For the period, the average U.S. bond fund made a gain of +1.36%, according to fund-tracking firm Lipper Inc., while the Lehman Brothers Aggregate Bond Index turned in a gain of +3.80%.

Economic growth for the first quarter of 2002 was strong, signaling that the recession is likely over. Our analysis reveals that the recession was the mildest of 10 recessions since the close of WWII, and the only one not to have recorded consecutive quarters of negative real growth in the nation's gross domestic product. A mitigating factor for the recession was strong consumer demand. While low interest rates helped drive the housing market through cheap mortgages, investors noticed a steep drop in yields for short-term debt securities.

In this environment, Delaware Limited-Term Government Fund posted a total return of +2.99% (Class A shares at net asset value with distributions reinvested) for the six-month period ended June 30, 2002. The Fund trailed the Lipper Short-Intermediate U.S. Government Funds Average, which posted a gain of +3.22%. As of June 30, 2002, Delaware Limited-Term Government Fund's SEC 30-day yield was 4.05% (Class A shares).


Outlook

Despite the struggles of the equity market, we believe there are still positives to be taken from the current economic outlook. Further economic weakness remains a possibility, but the consensus GDP forecast for the remainder of 2002 is still for continued growth at a tempered pace.

Total Return
For the period ended June 30, 2002                                    Six Months
Delaware Limited-Term Government Fund-- Class A Shares                  +2.99%
Lipper Short-Intermediate U.S. Government Funds Average (78 funds)      +3.22%
Merrill Lynch 1-3 Year Government Bond Index                            +2.38%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 4. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. government, unlike mutual fund distributions and share values, which are not guaranteed. The Lipper Short-Intermediate U.S. Government Funds Average represents the average return of short-intermediate government funds tracked by Lipper (Source: Lipper Inc.). The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged composite that generally tracks the market for U.S. Treasury securities with maturities of one to three years. You cannot invest directly in an index. Past performance is not a guarantee of future results.

                                           Delaware Limited-Term Government Fund
                                           July 9, 2002


Assuming the recovery does not lose momentum, the Federal Reserve is likely to raise short-term rates sometime in the future. Rising interest rates are typically not a welcome sign for bond investors, yet other factors point to a strong bond-investing environment going forward. For one, a stronger economy should benefit corporate and other non-Treasury sectors that have suffered from credit concerns. And with longer-term interest rates not as those on shorter investments, we may be unlikely to interest rate hikes across the spectrum of maturities.

It is important for investors to periodically reexamine the asset allocation within their investment portfolios. For those individuals seeking reasonable current income and relative stability of their capital, we believe that Delaware Limited-Term Government Fund will continue to be an excellent investment vehicle.

Thank you for your continued commitment to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.
----------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
----------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
       Management Review


Fund Manager
Paul Grillo, Jr.
Senior Portfolio Manager

Stephen R. Cianci
Portfolio Manager

The Fund's Results

Your Fund experienced a total return of +2.99% for the six-month period ended June 30, 2002 (Class A shares at net asset value with distributions reinvested). The Fund outperformed its benchmark index, the Merrill Lynch 1-3 Year Government Bond Index, which returned +2.38%. The performance of the Fund's peer group -- the 78 funds that comprised the Lipper Short-Intermediate Term U.S. Government Funds Average -- gained +3.22% for the same period (source: Lipper Inc.). By contrast and despite generally positive news on the domestic economic front, the U.S. stock market, as measured by the S&P 500 Index, moved substantially lower for the period and recorded a loss of -13.15%.

Interest rates for the six-month period were generally stable, and historically low. The Federal Reserve maintained the fed funds rate at a level 1.75% in an effort to provide liquidity to the markets. As a measure of longer-term rates, the 10-year U.S. Treasury bond yielded an annualized rate of +4.93% for the month of June (Source: Bloomberg).

The interest rate environment provided a challenge to investors seeking conservation of their capital with a reasonable current income. As of June 30, 2002, your Fund's 30-day SEC yield was +4.05% (Class A shares).

Portfolio Highlights

In managing Delaware Limited-Term Government Fund, we seek to provide a competitive and consistent dividend, while attempting to minimize fluctuations in principal and provide maximum liquidity. During the six-month period of this report, when many stocks largely dropped in value, we believe the bond investments in your Fund produced attractive returns with only slight share price movement.

                                           Delaware Limited-Term Government Fund
                                           July 9, 2002

We established a defensive posture for the Fund during the period. The slight decline in shorter-term interest rates during the period caused performance to slightly lag the funds of our peer group. Credit quality is of great importance to us, and we have not diminished our conservative stance. Likewise we have managed bond duration (a measure of a Fund's sensitivity to changes in interest rates) in order to sustain the Fund's relatively lower risk profile.

With regard to the Fund's holdings, we slightly decreased the Fund's exposure to securities issued directly by the U.S. Treasury. This strategy was due in part to the recent rise in supply of such securities, which can lead to slightly lower bond prices. Though no bond can exceed Treasuries' virtually non-existent default risk, we identified other opportunities that we felt would safely advance the Fund's objectives and allow us to remain competitive to our peers. Thus we increased the Fund's holdings of mortgage-backed bonds during the period. This asset type comes with very high credit ratings and offers us the chance to support the Fund's dividend level. This latter quality has indeed been a challenge for many income investors, given the precipitous fall of interest rates dating back over two years - particularly in the shorter end of the maturity curve.

Outlook

Going forward, we anticipate retaining our focus on the non-treasury sectors of the market as we seek yield.

Although the labor cycle has been sluggish, we generally do not foresee a "double-dip" or secondary recession. In typical market cycles, stocks would have likely responded favorably by now to the onset of a recovery. Yet the current environment does not appear to be typical, and a wave of stories chronicling corporate fraud has brought into question the integrity of corporate earnings.

We believe that the fallout from the late 1990s overexpansion and stock market bubble may have effectively "capped" interest rates to some degree. The fed funds target rate has been stable at 1.75% now for many months, and is expected to generally remain low during the second half of 2002. It is also currently at an historical low versus the real rate of interest.

We believe the flow of capital from equities into fixed income holdings will continue, at least for the short term, as investors seek relatively safe harbors from the stock market's stormy seas. The spate of negative news of corporate improprieties, not to mention incidents of international instability, will likely enhance the prospects for bonds, particularly those issued by the federal government or its affiliated agencies.

Especially given the current environment, we believe the Fund can continue to be an excellent vehicle for investors seeking a reliable income stream from a high-quality fixed-income portfolio. We will continue to stress stability in the portfolio, while monitoring the market and economy for signs of a changing environment.


Delaware Limited-Term Government Fund

Sectors Allocation
As of June 30, 2002
                                                                     Percentage
                                                                   of Net Assets
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                                      38.80%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                              18.35%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                11.52%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   9.64%
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                              7.65%
--------------------------------------------------------------------------------
Agency Fixed Rate CMOs                                                  7.05%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                     4.54%
--------------------------------------------------------------------------------
Corporate Bonds                                                         4.39%
--------------------------------------------------------------------------------
Agency Obligations                                                      4.38%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                                   1.53%
--------------------------------------------------------------------------------

Delaware
       Limited-Term Government Fund

Fund Basics
As of June 30, 2002

--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.
--------------------------------------------------------------------------------
Total Fund Assets:
$301.72 million

--------------------------------------------------------------------------------
Number of Holdings:
337

--------------------------------------------------------------------------------
Fund Start Date:
November 24, 1985

--------------------------------------------------------------------------------
Your Fund Management:
Paul Grillo, Jr. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and Trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. He is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and an MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of finance at Widener University and is a CFA charterholder.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DTRIX
Class B DTIBX
Class C DTICX

Fund Performance
Average Annual Total Returns

Through June 30, 2002                   Lifetime       10 Years      Five Years       One Year
----------------------------------------------------------------------------------------------
Class A (Est. 11/24/85)
Excluding Sales Charge                   +6.43%         +5.18%          +6.06%          +7.83%
Including Sales Charge                   +6.25%         +4.89%          +5.47%          +4.86%
----------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                   +4.71%                         +5.16%          +6.89%
Including Sales Charge                   +4.71%                         +5.16%          +4.89%
----------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                   +4.89%                         +5.15%          +6.88%
Including Sales Charge                   +4.89%                         +5.15%          +5.88%
----------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 11/24/85), 10-year, five-year, and one-year periods ended June 30, 2002 for Delaware Limited-Term Government Fund's Institutional Class were +6.57%, +5.34%, +6.23%, and +8.04%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Limited-Term Government Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Limited-Term Government Fund during the lifetime and one-year periods. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DTINX

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o   Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o U.S. growth equity

o U.S. value equity

o U.S. fixed income

o International and global

o U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise

Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability

The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection

We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage

Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?

You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.


[Graphic Omitted edelivery logo]

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Statement
       of Net Assets

                                                   Principal       Market
                                                     Amount        Value

Agency Mortgage-Backed Securities - 38.80%
Fannie Mae
   4.75% 6/18/07                                $  5,035,000   $   5,078,809
   6.00% 12/1/16 to 6/1/17                        22,997,778      23,495,429
   6.50% 4/1/16 to 10/1/31                        20,023,327      20,553,951
   7.00% 12/1/31 to 6/1/32                         7,413,437       7,689,123
   7.50% 7/30/31-00 to 10/1/31                     2,944,700       3,090,530
   8.00% 9/1/02 to 7/1/23                            645,342         685,633
   8.50% 11/1/07 to 8/1/17                         2,166,875       2,297,138
   9.00% 8/1/04 to 5/1/10                          1,746,610       1,879,067
   9.25% 7/1/08 to 8/1/16                            501,504         552,739
   10.00% 1/1/19 to 10/1/30                          958,658       1,054,273
   10.50% 6/1/30                                     473,409         524,300
   11.00% 8/1/10 to 8/1/20                         2,520,320       2,867,974
   12.50% 2/1/11                                      25,813          29,451
   13.00% 7/1/15                                      78,730          89,703
Fannie Mae 30 Year (TBA)
   7.00% 7/1/31                                   10,000,000      10,356,199
Freddie Mac
   8.00% 5/1/05 to 7/1/11                          5,736,497       6,081,913
   8.50% 12/1/08 to 11/1/10                        1,188,295       1,259,281
   8.75% 5/1/10                                      242,485         261,353
   9.00% 6/1/09 to 8/1/11                            495,957         528,871
   9.50% 11/1/05                                     333,322         352,905
   9.75% 12/1/08                                      79,662          87,604
   11.00% 9/1/10 to 6/1/20                           442,541         505,874
   11.50% 4/1/11 to 3/1/16                         1,699,501       1,953,732
Freddie Mac Gold
   6.50% 6/1/11                                      336,341         352,107
   8.00% 1/17/09                                   1,704,032       1,793,494
Freddie Mac (TBA) 6.50% 7/1/32                       635,000         647,700
GNMA
   7.50% 7/15/30                                   8,446,000       8,907,890
   8.00% 6/15/30                                     361,712         385,449
   9.00% 11/15/06 to 2/15/17                         677,317         716,124
   9.50% 6/15/16 to 11/15/17                         422,394         473,180
   10.50% 11/15/15 to 6/20/20                        155,488         178,247
   11.00% 2/15/10 to 3/15/13                          37,751          42,970
   12.00% 4/20/14                                     46,034          54,306
GNMA I GPM
   11.50% 4/15/10 to 4/15/13                          64,221          73,937
   12.00% 10/15/10                                    28,684          33,247
   12.25% 9/15/13 to 2/15/14                          65,109          76,306
GNMA I S.F.
   11.00% 12/15/09 to 5/15/20                      1,106,012       1,283,379
   11.50% 7/15/15                                     13,961          16,395
   12.50% 12/15/10                                    25,868          30,201
GNMA II
   9.00% 12/15/09                                    193,847         210,263
   9.50% 11/20/20 to 11/20/21                      1,031,594       1,152,476
   12.00% 4/20/14 to 1/20/16                         203,568         240,405
   12.50% 10/20/13 to 1/20/14                        286,603         337,718
GNMA II Jumbo
   11.50% 12/20/17 to 10/20/18                       122,059         142,701
   12.00% 6/20/15 to 7/20/15                          30,130          35,628

                                           Delaware Limited-Term Government Fund
                                           June 30, 2002 (Unaudited)

                                                   Principal       Market
                                                     Amount        Value

Agency Mortgage-Backed Securities (continued)
GNMA II S.F.
   9.75% 11/20/16 to 12/20/17                  $     143,356    $    159,470
   11.00% 9/20/15 to 10/20/15                        361,211         418,070
   12.00% 5/20/14 to  5/20/16                        411,381         486,283
GNMA S.F.
   7.00% 5/15/28                                   5,050,102       5,263,152
   7.50% 12/15/23                                  1,810,014       1,927,099
   9.00% 10/15/09                                    297,169         323,729
                                                                ------------
Total Agency Mortgage-Backed Securities
   (cost $112,310,756)                                           117,037,778
                                                                ------------
Agency Collateralized Mortgage Obligations - 7.65%
Fannie Mae 1998-W3 6.50% 7/25/28                   3,487,000       3,640,846
Fannie Mae Whole Loan
   Series 98-W3 A2 6.50% 7/25/28                      32,746          32,746
Freddie Mac Series
   2303 CW 8.50% 11/15/24                          9,968,679      10,698,176
Freddie Mac Structured Pass Through
   Securities Series T-11 A6
   6.50% 9/25/18                                   2,475,000       2,566,087
GNMA Series 98-9 B 6.85% 12/20/25                  5,926,721       6,135,188
                                                                ------------
Total Agency Collateralized
   Mortgage Obligations (cost $22,555,167)                        23,073,043
                                                                ------------
Agency Fixed Rate CMO - 7.05%
Fannie Mae Pool 382344 7.41% 4/1/10                4,991,740       5,539,661
Fannie Mae 46 2 11.00% 12/25/03                      262,013         273,679
Fannie Mae CT 6.50% 5/1/22                         4,992,748       5,136,289
Fannie Mae Series 2002-16 Class IG
   6.00% 3/25/15                                   2,508,000         332,978
Freddie Mac 69 Class F 9.00% 12/15/05                170,395         170,598
Freddie Mac Series 1684 Class G
   6.50% 3/15/23                                   3,500,000       3,699,527
GNMA Series 2002-28 Class B
   5.779% 7/16/24                                  6,000,000       6,112,501
                                                                ------------
Total Agency Fixed Rate CMO
   (cost $21,106,345)                                             21,265,233
                                                                ------------
Agency Obligations - 4.38%
Federal Home Loan Bank
   4.125% 1/14/05                                 13,000,000      13,222,456
                                                                ------------
Total Agency Obligations
   (cost $12,963,365)                                             13,222,456
                                                                ------------
Asset-Backed Securities - 11.52%
DVI Receivables Series 01-1 A4
   5.81% 4/11/09                                   2,000,000       2,083,988
Ford Credit Auto Ownership Trust
   Series 02-B A4 4.75% 8/15/06                    2,605,000       2,674,308
Freddie Mac Structured Pass Through
   Securities Series T-11 A5
     6.50% 1/25/15                                 6,265,000       6,340,645

Statement
       of Net Assets (continued)

                                                   Principal       Market
                                                     Amount        Value

Asset-Backed Securities (continued)
MBNA Credit Card Master Trust Series
   01-A1 A1 5.75% 10/15/08                      $  1,200,000    $  1,262,530
MBNA Credit Card Master Trust Series
   02-A1 4.95% 6/15/09                             2,000,000       2,037,670
Peoplefirst.com Auto Receivable
   OwnerTrust Series 00-2 A4
   6.43% 9/15/07                                   3,000,000       3,139,097
PP&L Transition Bond Series 1999-1
   Class A3 6.60% 3/25/05                            258,927         264,095
PSE&G Transition Funding
   5.98% 6/15/08                                   3,600,000       3,811,043
Residential Asset Securities
   Series 00-KS4 AI3 7.36% 1/25/26                 4,003,152       4,080,175
Sallie Mae 3.375% 7/15/04                          1,000,000       1,005,104
Sallie Mae Student Loan Trust Series
   02-3 A1 1.93% 7/25/06                           2,675,000       2,675,000
Sallie Mae Student Loan Trust Series
   97-1 A2 2.34% 1/25/10                           5,350,000       5,370,562
                                                                ------------
Total Asset-Backed Securities
   (cost $34,281,823)                                             34,744,217
                                                                ------------
Collateralized Mortgage Obligations - 4.54%
Fannie Mae 2002-5 Class PN
   6.00% 2/25/16                                   5,065,528         692,977
Fannie Mae 2002-7 Class IC
   6.00% 4/25/15                                   3,068,771         387,957
Fannie Mae Pool 92710
   9.25% 3/1/20                                       79,804          88,059
FHR 1468 HA 5.00% 2/15/21                          3,285,353       3,336,832
JP Morgan Chase Commercial
   Mortgage Series 2002-FLIA A1
   2.19% 2/14/14                                   5,494,816       5,499,168
Residental Funding Mortgage
   Security Series 1999-S10 A1
   6.25% 4/25/14                                   3,596,287       3,705,039
                                                                ------------
Total Collateralized Mortgage Obligations
   (cost $13,190,921)                                             13,710,032
                                                                ------------
Commercial Mortgage-Backed Securities - 1.53%
Commercial Series 01-- C3 A2
   6.365% 12/15/28                                 3,340,000       3,494,491
First Union National Bank
   Commercial Mortgage Series 02-C1 A2
   6.141% 2/1/34                                   1,100,000       1,134,013
                                                                ------------
Total Commercial Mortgage-Backed
   Securities (cost $4,486,234)                                    4,628,504
                                                                ------------

                                           Delaware Limited-Term Government Fund

                                                   Principal       Market
                                                     Amount        Value

Corporate Bonds - 4.39%
Banking & Finance - 2.44%
   BB&T 6.50% 8/1/11                            $  1,150,000    $  1,205,102
   Boeing Capital 6.50% 2/15/12                    1,000,000       1,050,384
   Citigroup 6.00% 2/21/12                           750,000         754,402
   First Bank National Association
     7.30% 8/15/05                                   640,000         702,554
   General Electric Capital                        1,470,000       1,486,898
     4.25% 1/28/05
   US Bank National Association
     6.30% 2/4/14                                  2,130,000       2,196,081
                                                                ------------
                                                                   7,395,421
                                                                ------------
Metals & Mining - 0.35%
   Alcoa 6.50% 6/1/11                              1,000,000       1,061,324
                                                                ------------
                                                                   1,061,324
                                                                ------------
Retail - 0.87%
   Lowes Companies 7.50% 12/15/05                  1,000,000       1,094,072
   Target 5.875% 3/1/12                            1,500,000       1,519,739
                                                                ------------
                                                                   2,613,811
                                                                ------------
Telecommunications - 0.21%
   Cingular Wireless 144A
     5.625% 12/15/06                                 650,000         625,031
                                                                ------------
                                                                     625,031
                                                                ------------
Utilities - 0.52%
   Nabors Industries 6.80% 4/15/04                 1,000,000       1,049,021
   North Border Pipeline 6.25% 5/2/07                500,000         511,518
                                                                ------------
                                                                   1,560,539
                                                                ------------
Total Corporate Bonds
   (cost $12,984,138)                                             13,256,126

U.S. Treasury Obligations - 18.35%
U.S. Treasury Bond
  *10.75% 8/15/05                                 10,605,000      12,865,976
   11.625% 11/15/04                                5,180,000       6,180,185
U.S. Treasury Inflation Index Notes
   3.375 4/15/32                                   1,200,358       1,268,816
   3.625% 1/15/08                                  2,125,696       2,226,004
U.S. Treasury Note
   3.25% 5/31/04                                  10,415,000      10,497,997
   3.50% 11/15/06                                  1,050,000       1,031,626
   4.375% 5/15/07                                  3,000,000       3,042,189
   4.875% 2/15/12                                  1,550,000       1,556,298
   6.00% 8/15/04                                   3,000,000       3,188,040
   7.25% 5/15/04                                   3,000,000       3,245,802
U.S. Treasury Strip-Principal
 **4.788% 8/15/07                                 12,750,000      10,274,001
                                                                ------------
Total U.S. Treasury Obligations
   (cost $55,902,990)                                             55,376,934
                                                                ------------

Statement
  of Net Assets (continued)

                                                     Principal        Market
                                                      Amount          Value
Repurchase Agreements - 9.64%
 With BNP Paribas 1.91%
   7/1/02 (dated 6/28/02,
   collateralized by $7,535,000
   U.S. Treasury Notes 6.00% due
   9/30/02, market value $7,724,004
   and $2,883,000 U.S. Treasury Notes
   5.375% due 6/30/03,
   market value $3,056,593)                         $10,550,000    $ 10,550,000
 With J. P. Morgan Securities 1.83%
   7/1/02 (dated 6/28/02,
   collateralized by $8,165,000
   U.S. Treasury Bills due
   9/19/02, market value $8,138,399)                  7,975,000       7,975,000
 With UBS Warburg 1.90%
   7/1/02 (dated 6/28/02,
   collateralized by $3,767,000
   U.S. Treasury Notes 5.375% due
   6/30/03, market value $3,994,293
   and $3,767,000 U.S. Treasury Notes
   5.875% due 2/15/04,
   market value $4,046,123
   and $2,432,000 U.S. Treasury Notes
   6.625% due 5/15/07,
   market value $2,721,927)                          10,551,000      10,551,000
                                                                   ------------
Total Repurchase Agreements
 (cost $29,076,000)                                                  29,076,000
                                                                   ------------
Total Market Value of Securities - 107.85%
 (cost $318,857,739)                                                325,390,323
Liabilities Net of Receivables
 and Other Assets - (7.85%)                                         (23,671,684)
                                                                   ------------
Net Assets Applicable to 34,931,947
 Shares Outstanding - 100.00%                                      $301,718,639
                                                                   ============
Net Asset Value - Delaware Limited-Term
 Government Class A
 ($226,156,736 / 26,183,897 Shares)                                       $8.64
                                                                          -----
Net Asset Value - Delaware Limited-Term
 Government Class B
 ($28,526,717 / 3,302,753 Shares)                                         $8.64
                                                                          -----
Net Asset Value - Delaware Limited-Term
 Government Class C
 ($39,326,425 / 4,553,106 Shares)                                         $8.64
                                                                          -----
Net Asset Value - Delaware Limited-Term
 Government Institutional Class
 ($7,708,761 / 892,191 Shares)                                            $8.64
                                                                          -----

                                           Delaware Limited-Term Government Fund

Components of Net Assets at June 30, 2002:
Shares of beneficial interest
  (unlimited authorization -- no par)                              $444,396,994
Distributions in excess of net investment income                     (1,147,691)
Accumulated net realized loss on investments                       (148,185,672)
Net unrealized appreciation of investments                            6,655,008
                                                                   ------------
Total net assets                                                    301,718,639
                                                                   ============

Summary of Abbreviations:
GNMA -- Government National Mortgage Association
GPM -- Graduate Payment Mortgage
S.F. -- Single Family
TBA -- To be announced


 *Fully or partially pledged as collateral for financial futures contracts.

**Zero coupon bond as of June 30, 2002. The interest rate shown is the yield at time of purchase.

Net Asset Value and Offering Price per Share --
 Delaware Limited-Term Government Fund
Net asset value Class A (A)                                               $8.64
Sales charge (2.75% of offering price, or 2.78%
 of amount invested per share)(B)                                          0.24
                                                                          -----
Offering price                                                            $8.88
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement                                                                        Delaware Limited-Term Government Fund
  of Operations                                                                  Period Ended June 30, 2002 (Unaudited)
Investment Income:
  Interest                                                                                                $7,088,483
                                                                                                          ----------
Expenses:
  Management fees                                                                            $688,964
  Dividend disbursing and transfer agent fees and expenses                                    307,959
  Distribution expense -- Class A                                                             160,872
  Distribution expense -- Class B                                                             116,750
  Distribution expense -- Class C                                                             147,449
  Reports and statements to shareholders                                                       97,147
  Accounting and administration expenses                                                       73,577
  Registration fees                                                                            27,440
  Professional fees                                                                            12,900
  Custodian fees                                                                               11,452
  Trustees' fees                                                                                6,072
  Other                                                                                        17,227      1,667,809
                                                                                             --------
  Less expenses absorbed or waived                                                                          (410,680)
  Less expenses paid indirectly                                                                               (6,432)
                                                                                                          ----------
  Total expenses                                                                                           1,250,697
                                                                                                          ----------
Net Investment Income                                                                                      5,837,786
                                                                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
     Investments                                                                                           1,228,131
     Futures contracts                                                                                      (473,581)
                                                                                                          ----------
  Net realized gain                                                                                          754,550
                                                                                                          ----------
  Net change in unrealized appreciation/depreciation of investments                                        1,548,193
                                                                                                          ----------
Net Realized and Unrealized Gain on Investments                                                            2,302,743
                                                                                                          ----------
Net Increase in Net Assets Resulting from Operations                                                      $8,140,529
                                                                                                          ==========

See accompanying notes

Statements                                                                         Delaware Limited-Term Government Fund
  of Changes in Net Assets




                                                                                              Period Ended    Year Ended
                                                                                                 6/30/02       12/31/01
                                                                                               (Unaudited)
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                      $  5,837,786   $ 11,424,006
   Net realized gain on investments                                                                754,550      6,554,688
   Net change in unrealized appreciation/depreciation of investments                             1,548,193       (126,481)
                                                                                              ------------   ------------
   Net increase in net assets resulting from operations                                          8,140,529     17,852,213
                                                                                              ------------   ------------
Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                    (5,629,371)   (11,918,074)
     Class B                                                                                      (512,239)      (628,650)
     Class C                                                                                      (644,181)      (392,130)
     Institutional Class                                                                          (199,686)      (354,196)
                                                                                              ------------   ------------
                                                                                                (6,985,477)   (13,293,050)
                                                                                              ------------   ------------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                    37,442,736     40,977,026
     Class B                                                                                    11,030,614     17,726,653
     Class C                                                                                    22,065,693     21,214,250
     Institutional Class                                                                         1,229,188      4,159,580

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                     4,057,724      8,402,692
     Class B                                                                                       368,262        420,580
     Class C                                                                                       450,241        308,790
     Institutional Class                                                                           202,878        353,566
                                                                                              ------------   ------------
                                                                                                76,847,336     93,563,137
                                                                                              ------------   ------------
   Cost of shares repurchased:
     A Class                                                                                   (24,350,275)   (54,058,306)
     B Class                                                                                    (4,719,005)    (5,152,487)
     C Class                                                                                    (4,741,599)    (4,675,825)
     Institutional Class                                                                          (870,345)    (2,023,352)
                                                                                              ------------   ------------
                                                                                               (34,681,224)   (65,909,970)
                                                                                              ------------   ------------
Increase in assets derived from capital share transactions                                      42,166,112     27,653,167
                                                                                              ------------   ------------
Net Increase in Net Assets                                                                      43,321,164     32,212,330

Net Assets:
   Beginning of period                                                                         258,397,475    226,185,145
                                                                                              ------------   ------------
   End of period                                                                              $301,718,639   $258,397,475
                                                                                              ============   ============

See accompanying notes

Financial
   Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Limited-Term Government Fund Class A

                                                               Period
                                                                ended                             Year Ended
                                                              6/30/02(1)   12/31/01(2)  12/31/00   12/31/99   12/31/98  12/31/97
                                                            (Unaudited)
Net asset value, beginning of period                          $  8.600     $  8.430     $  8.270   $  8.700   $  8.620  $  8.770

Income (loss) from investment operations:
Net investment income                                            0.188        0.423        0.522      0.519      0.540     0.601
Net realized and unrealized gain (loss) on investments           0.076        0.238        0.161     (0.429)     0.079    (0.150)
                                                              --------     --------     --------   --------   --------  --------
Total from investment operations                                 0.264        0.661        0.683      0.090      0.619     0.451
                                                              --------     --------     --------   --------   --------  --------

Less dividends and distributions from:
Net investment income                                           (0.224)      (0.491)      (0.523)    (0.520)    (0.539)   (0.601)
                                                              --------     --------     --------   --------   --------  --------
Total dividends and distributions                               (0.224)      (0.491)      (0.523)    (0.520)    (0.539)   (0.601)
                                                              --------     --------     --------   --------   --------  --------

Net asset value, end of period                                $  8.640     $  8.600     $  8.430   $  8.270   $  8.700  $  8.620
                                                              ========     ========     ========   ========   ========  ========

Total return(3)                                                  2.99%        8.16%        8.59%      1.07%      7.46%     5.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $226,157     $208,152     $208,565   $262,776   $317,329  $355,079
Ratio of expenses to average net assets                          0.75%        0.89%        1.13%      1.00%      1.01%     0.98%
Ratio of expense to average net assets
 prior to expense limitation and expense paid indirectly         1.04%        1.08%        1.13%      1.00%      1.01%     0.98%
Ratio of net investment income to average net assets             4.43%        4.92%        6.36%      6.12%      6.32%     6.85%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly        4.14%        4.73%        6.36%      6.12%      6.32%     6.85%
Portfolio turnover                                                336%         386%         273%       175%        69%       79%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068 and a decrease in the ratio of net investment income to average net assets from 5.72% to 4.92%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended June 30, 2002 and the year ended December 31, 2001.



See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Limited-Term Government Fund Class B

                                                                 Period
                                                                  ended                       Year Ended
                                                               6/30/02(1)  12/31/01(2) 12/31/00  12/31/99  12/31/98    12/31/97
                                                               (Unaudited)
Net asset value, beginning of period                             $ 8.600    $ 8.430    $8.270    $ 8.700    $ 8.620    $ 8.770

Income (loss) from investment operations:
Net investment income                                              0.152      0.348     0.453      0.447      0.467      0.522
Net realized and unrealized gain (loss) on investments             0.075      0.238     0.160     (0.429)     0.079     (0.150)
                                                                 -------    -------    ------    -------    -------    -------
Total from investment operations                                   0.227      0.586     0.613      0.018      0.546      0.372
                                                                 -------    -------    ------    -------    -------    -------
Less dividends and distributions from:
Net investment income                                             (0.187)    (0.416)   (0.453)    (0.448)    (0.466)    (0.522)
                                                                 -------    -------    ------    -------    -------    -------
Total dividends and distributions                                 (0.187)    (0.416)   (0.453)    (0.448)    (0.466)    (0.522)
                                                                 -------    -------    ------    -------    -------    -------
Net asset value, end of period                                   $ 8.640    $ 8.600    $8.430    $ 8.270    $ 8.700    $ 8.620
                                                                 =======    =======    ======    =======    =======    =======

Total return(3)                                                    2.55%      7.22%     7.68%      0.22%      6.55%      4.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $28,527    $21,743    $8,600    $12,483    $13,900    $12,119
Ratio of expenses to average net assets                            1.60%      1.74%     1.98%      1.85%      1.86%      1.83%
Ratio of expense to average net assets
   prior to expense limitation and expense paid indirectly         1.89%      1.93%     1.98%      1.85%      1.86%      1.83%
Ratio of net investment income to average net assets               3.58%      4.07%     5.51%      5.27%      5.47%      5.98%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly        3.29%      3.88%     5.51%      5.27%      5.47%      5.98%
Portfolio turnover                                                  336%       386%      273%       175%        69%        79%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068 and a decrease in the ratio of net investment income to average net assets by 4.87% to 4.07%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended June 30, 2002 and the year ended December 31, 2001.



See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Limited-Term Government Fund Class C

                                                                Period
                                                                ended                           Year Ended
                                                               6/30/02(1)  12/31/01(2)   12/31/00    12/31/99  12/31/98   12/31/97
                                                             (Unaudited)
Net asset value, beginning of period                           $ 8.600      $ 8.430       $8.270      $8.700    $8.620     $8.770

Income (loss) from investment operations:
Net investment income                                            0.152        0.347        0.453       0.447     0.467      0.524
Net realized and unrealized gain (loss) on investments           0.074        0.238        0.160      (0.431)    0.079     (0.152)
                                                               -------      -------       ------      ------    ------     ------
Total from investment operations                                 0.226        0.585        0.613       0.016     0.546      0.372
                                                               -------      -------       ------      ------    ------     ------
Less dividends and distributions from:
Net investment income                                           (0.186)      (0.415)      (0.453)     (0.446)   (0.466)    (0.522)
                                                               -------      -------       ------      ------    ------     ------
Total dividends and distributions                               (0.186)      (0.415)      (0.453)     (0.446)   (0.466)    (0.522)
                                                               -------      -------       ------      ------    ------     ------
Net asset value, end of period                                 $ 8.640      $ 8.600       $8.430      $8.270    $8.700     $8.620
                                                               =======      =======       ======      ======    ======     ======

Total return(3)                                                  2.54%        7.20%        7.68%       0.20%     6.56%      4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $39,326      $21,386       $4,506      $6,638    $4,932     $3,580
Ratio of expenses to average net assets                          1.60%        1.74%        1.98%       1.85%     1.86%      1.83%
Ratio of expense to average net assets
   prior to expense limitation and expense paid indirectly       1.89%        1.93%        1.98%       1.85%     1.86%      1.83%
Ratio of net investment income to average net assets             3.58%        4.07%        5.51%       5.27%     5.47%      5.98%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly      3.29%        3.88%        5.51%       5.27%     5.47%      5.98%
Portfolio turnover                                                336%         386%         273%        175%       69%        79%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068 and a decrease in the ratio of net investment income to average net assets by 4.87% to 4.07%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended June 30, 2002 and the year ended December 31, 2001.



See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Limited-Term Government Fund Institutional Class

                                                             Period
                                                             ended                            Year Ended
                                                           6/30/02(1) 12/31/01(2)   12/31/00   12/31/99   12/31/98    12/31/97
                                                          (Unaudited)
Net asset value, beginning of period                         $8.600     $8.430       $8.270     $8.700     $ 8.620     $ 8.770


Income (loss) from investment operations:
Net investment income                                         0.194      0.437        0.534      0.531       0.553       0.605
Net realized and unrealized gain (loss) on investments        0.079      0.238        0.161     (0.428)      0.079      (0.150)
                                                             ------     ------       ------     ------     -------     -------
Total from investment operations                              0.273      0.675        0.695      0.103       0.632       0.455
                                                             ------     ------       ------     ------     -------     -------

Less dividends and distributions from:
Net investment income                                        (0.233)    (0.505)      (0.535)    (0.533)     (0.552)     (0.605)
                                                             ------     ------       ------     ------     -------     -------
Total dividends and distributions                            (0.233)    (0.505)      (0.535)    (0.533)     (0.552)     (0.605)
                                                             ------     ------       ------     ------     -------     -------


Net asset value, end of period                               $8.640     $8.600       $8.430     $8.270     $ 8.700     $ 8.620
                                                             ======     ======       ======     ======     =======     =======

Total return(3)                                               3.09%      8.34%        8.75%      1.22%       7.62%       5.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $7,709     $7,116       $4,514     $4,448     $21,201     $32,902
Ratio of expenses to average net assets                       0.60%      0.74%        0.98%      0.85%       0.86%       0.83%
Ratio of expense to average net assets
 prior to expense limitation and expense paid indirectly      0.89%      0.93%        0.98%      0.85%       0.86%       0.83%
Ratio of net investment income to average net assets          4.58%      5.07%        6.51%      6.27%       6.47%       6.98%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly     4.29%      4.88%        6.51%      6.27%       6.47%       6.98%
Portfolio turnover                                             336%       386%         273%       175%         69%         79%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068 and a decrease in the ratio of net investment income to average net assets by 5.87% to 5.07%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager for the period ended June 30, 2002 and the year ended December 31, 2001.



See accompanying notes

Notes
  to Financial Statements


Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware business trust and offers one fund: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1.Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                           Delaware Limited-Term Government Fund
                                           June 30, 2002 (Unaudited)



Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Gains (losses) on paydowns of mortgage - and asset-backed securities are recorded as an adjustment to interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,307 for the period ended June 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended June 30, 2002 were approximately $3,125. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.60% of average daily net assets of the Fund through February 28, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares average daily net assets.

For the period ended June 30, 2002, DDLP earned $27,990 for commissions on sales of the Fund's Class A shares.

Notes
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At June 30, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fees payable to DMC                 $69,372
  Dividend disbursing, transfer agent fees, accounting
    and other expenses payable to DSC                        64,829
  Other expenses payable to DMC and affiliates               87,253

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended June 30, 2002, the Fund made purchases of $54,846,930 and sales of $46,482,283 of investment securities other than U.S. government securities and short-term investments. The purchases and sales of long-term U.S. government securities were $436,206,631 and $392,430,152, respectively.

At June 30, 2002, the cost of investments approximates the cost for federal income tax purposes. At June 30, 2002 the cost of investments was $321,884,518. At June 30, 2002, net unrealized appreciation was $3,505,805 of which $4,637,413 related to unrealized appreciation of investments and $1,131,608 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                       June 30,     December 31,
                        2002           2001
                     ----------    -------------
Ordinary income      $6,985,477     $13,293,050

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: 2002 - $78,570,846; 2003 -$29,779,768; 2004 -
$16,636,244; 2005 - $9,442,127; 2006 -$5,505,504 and 2008 - $5,888,621.

                                           Delaware Limited-Term Government Fund

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Period           Year
                                                      Ended           Ended
                                                     6/30/02         12/31/01

Shares sold:
  Class A                                           4,359,123        4,785,952
  Class B                                           1,281,978        2,058,956
  Class C                                           2,567,454        2,462,465
  Institutional Class                                 143,157          486,552


Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                             471,642          982,934
  Class B                                              43,502           49,072
  Class C                                              52,332           36,035
  Institutional Class                                  23,584           41,322
                                                   ----------       ----------
                                                    8,942,772       10,903,288
                                                   ----------       ----------

Shares repurchased:
  Class A                                          (2,836,591)      (6,319,088)
  Class B                                            (549,543)        (601,290)
  Class C                                            (551,999)        (547,742)
  Institutional Class                                (101,470)        (236,412)
                                                   ----------       ----------
  Net increase                                     (4,039,603)      (7,704,532)
                                                   ----------       ----------
                                                    4,903,169        3,198,756
                                                   ==========       ==========

6. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Notes                                      Delaware Limited-Term Government Fund
  to Financial Statements (continued)


6. Futures Contracts (continued)
Financial futures contracts open at June 30, 2002 were as follows:

                           Notional                                Unrealized
Contracts to Sell          Proceeds          Expiration Date         Gain
-----------------          --------          ---------------       ----------
(55) U.S. 10 Year
     Swap Futures        $(5,146,962)        September 2002        $    288
(64) U.S. 5 Year
     Treasury Note        (5,604,067)        September 2002         112,496
(48) U.S. 10 Year
     Treasury Note        (6,865,360)        September 2002           9,640
                                                                   --------
                                                                   $122,424
                                                                   ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The "Notional Cost Amount" presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Swap Agreements
During the period ended June 30, 2002 the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At June 30, 2002, the Fund did not have a total return swap agreement outstanding.

8. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid.

9. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of June 30, 2002, or at any time during the period.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                       Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                          Investment Manager
Chairman                                    Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity          Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                      Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                          London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                      National Distributor
                                            Delaware Investments Family of Funds      Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                          Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                       Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer     Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.               Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                          2005 Market Street
Private Investor                                                                      Philadelphia, PA 19103-7094
Gwynedd Valley, PA                          Richelle S. Maestro
                                            Senior Vice President,                    For Shareholders
John A. Fry                                 Deputy General Counsel and Secretary      800 523-1918
President                                   Delaware Investments Family of Funds
Franklin & Marshall College                 Philadelphia, PA                          For Securities Dealers and Financial
Lancaster, PA                                                                         Institutions Representatives Only
                                            Michael P. Bishof                         800 362-7500
Anthony D. Knerr                            Senior Vice President and Treasurer
Consultant                                  Delaware Investments Family of Funds      Web site
Anthony Knerr & Associates                  Philadelphia, PA                          www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6416)                                                        Printed in the USA
SA-022 [6/02] VG 8/02                                                      J8466